EXHIBIT 10.22


                         CAPITAL CONTRIBUTION AGREEMENT


     AGREEMENT dated as of November 3, 2000 among Nuvera Fuel Cells, Inc., a Delaware corporation (the "Company"), Arthur D. Little, Inc. ("AD Little"), Norfin International S.A. ("Norfin International"), Nuvera Fuel Cells Europe S.r.L. (formerly De Nora Fuel Cells S.p.A.), De Nora New Energy Investments B.V. and Amerada Hess Corporation ("Amerada Hess") (AD Little, Norfin International and Amerada Hess are hereinafter referred to collectively as the "Stockholders").

                             W I T N E S S E T H :

     The parties hereto, intending to be legally bound, hereby agree that the Stockholders will provide financial support to the Company when needed to sustain its operations, up to a maximum aggregate of $30,000,000 (the --ommitment Amount"). If the Company needs financial support to execute its business plan, it shall notify each Stockholder of the amount needed, and upon such notice (a "Capital Call") the Stockholder shall promptly make a capital contribution to the Company in the amount or amounts and at the time or times specified by the Company, up to a maximum aggregate of the Commitment Amount. Until AD Little and Norfin International have paid, in the aggregate, $1,000,000 pursuant to this Agreement, Amerada Hess shall have no obligations hereunder, and the obligation of AD Little and Norfin International with respect to any Capital Call shall be as follows:

            Norfin
            International.............................................50%

            AD Little.................................................50%

     Thereafter, the obligation of each Stockholder with respect to any Capital Call shall be as follows:

            Norfin
            International.............................................46.8%

            AD Little.................................................42.2%

            Amerada Hess..............................................11.0%

     Capital contributions or any other payments made by any Stockholder to the Company prior to the date hereof shall not under any circumstances be deemed capital contributions pursuant to this Agreement.

     All rights and obligations of Section 7.4(b) of the Investment and Exchange Agreement, dated as of April 4, 2000, by and among De Nora Fuel



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Cells S.p.A., De Nora New Energy Investments B.V., AD Little and the Company
(formerly Epyx Corporation) not heretofore exercised or discharged are hereby waived and of no further effect.

     This Agreement shall terminate on the earlier of (i) the date of the consummation of an initial public offering of common stock of the Company with proceeds to the Company of at least the Commitment Amount, (ii) the date on which the Stockholders' aggregate capital contributions pursuant to this Agreement equal or exceed the Commitment Amount or (iii) December 31, 2001.

     Each of the Stockholders represents and warrants that it has the financial ability to satisfy its obligations under this Agreement.

     Failure of any party to fulfill any obligation hereunder shall not relieve such party or any other party of any obligations hereunder.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     This Agreement constitutes the entire agreement among the parties hereto and shall supersede any remaining obligations under Section 7.4 of the Investment and Exchange Agreement dated as of April 4, 2000 by and among De Nora Fuel Cells S.p.A., De Nora New Energy Investments B.V., AD Little and Epyx Corporation and Section 9.2 of the Investment Agreement dated as of March 30, 2000 by and among Amerada Hess, AD Little and Epyx Corporation.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                               NUVERA FUEL CELLS, INC.


                               By: /s/ Anne Troutman
                                  -------------------------------------------
                                  Name:  Anne Troutman
                                  Title: Secretary and Acting General Counsel


                               ARTHUR D. LITTLE, INC.


                               By: /s/ Mark A. Brodsky
                                  -------------------------------------------
                                  Name:  Mark A. Brodsky
                                  Title: Executive Vice President


                               NORFIN INTERNATIONAL S.A.


                               By: /s/ Franco Mazzucchi
                                  -------------------------------------------
                                  Name:  Franco Mazzucchi
                                  Title: Director


                               NUVERA FUEL CELLS EUROPE S.R.L.


                               By: /s/ Franco Ladavas
                                  -------------------------------------------
                                  Name:  Franco Ladavas
                                  Title: President


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                               DE NORA NEW ENERGY INVESTMENTS B.V.


                               By: /s/ Franco Mazzucchi
                                  -------------------------------------------
                                  Name:  Franco Mazzucchi
                                  Title: Director


                               AMERADA HESS CORPORATION


                               By: /s/ J. Barclay Collins II
                                  -------------------------------------------
                                  Name:  J. Barclay Collins II
                                  Title: Executive Vice President
                                         and General Counsel


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